                                                                          Report
                                                                    on the audit
                                                     of the financial statements

                                                       as of 31 December 1998 of

                                                       TELE.RING TELEKOM SERVICE
                                                                    GMBH & CO KG

                                                                          Vienna

================================================================================



                     TELE.RING TELEKOM SERVICE GmbH & CO KG



                                     VIENNA




                                   R E P O R T


                    ON THE AUDIT OF THE FINANCIAL STATEMENTS


                             AS OF 31 DECEMBER 1998




                       JONASCH - PLATZER - GRANT THORNTON
                  Wirtschaftsprufungs- und Steuerberatungs-GmbH
                   Member Firm of Grant Thornton International

                                     Vienna



================================================================================

                                                             Copy No.:

                                TABLE OF CONTENTS

                                                                            page
PART I - GENERAL

1. Assignment and its Execution .......................................        1

2. Legal Status .......................................................        2

3. Accounting and Valuation Principles ................................        4

4. Economic Status ....................................................        5
   4.1 Summary ........................................................        5
   4.2 Income statement ...............................................        6
   4.3 Balance sheet ..................................................        8
   4.4 Liquidity ......................................................       10
   4.5 Cash flow statement ............................................       11

5. Accounting .........................................................       13

6. Insurance ..........................................................       14

7. Audit Result and Audit Opinion .....................................       15

PART II - ANALYSIS OF AND REMARKS TO THE ITEMS OF THE FINANCIAL
STATEMENTS

1. Balance Sheet  as of 31 December 1998 ..............................       16
   Assets .............................................................       16
   Liabilities and shareholder's equity ...............................       24

2. Income Statement for the Financial Year 1998 .......................       30

Enclosure I:    Balance sheet as of  31 December 1998
Enclosure II:   Income Statement for the Financial Year 1998
Enclosure III:  Notes
Enclosure IV:   General Auditing Guidelines

                                PART I - GENERAL

1.      ASSIGNMENT AND ITS EXECUTION

        We were appointed by engagement letter dated 9 November 1998 of

                 tele.ring Telekom Service GmbH & Co KG, Vienna,
               (hereinafter called "tele.ring" or "the Company"),

        to carry out the audit of the annual financial statements of the Company as of 31 December 1998 including the bookkeeping. According to sec. 221 Austrian Commercial Code - herein after called "ACC" - the Company has to be regarded as a corporation of small size because two of the three criteria stipulated in sec. 221/1 ACC are not fulfilled as of December 31, 1997 and 1998 (sales greater than ATS 74 million, total of balance sheet greater than ATS 37 million, average number of personnel more than
        50). Pursuant to sec. 268 - 276 ACC the Company is therefore not legally obliged to have the financial statements audited. Thus, this audit is a non-compulsory audit. Our audit was planned and the audit procedure were taken in such a way that the aim of this non-compulsory audit shall meet all the objectives given for an obligatory audit as stipulated in section 269 ACC.

        The audit was carried out under the direction of Univ.-Doz. Dr. Walter Platzer, chartered accountant and certified tax consultant, who is responsible for this engagement.

        The audit was carried out after some work in 1998 from 15 December 1998 until 1 February 1999 at the seat of the Company in Vienna, Linzerstra(beta)e 221. The audit was based on information gained from the ledger, contracts, documents and other records kept by the Company. Further evidence was given to us by information and explanation from head of financial department Franz Baxa on behalf of the management and other named employees who were always ready to provide detailed information if necessary. We got every assistance and full co-operation.

        The audit measures taken were determined in regard to their type and their scope by the aim of the audit as stipulated in sections 269 f. ACC as well as by the generally accepted auditing principles. Our audit covered all the items of the financial statements. The object of the audit was to judge whether the accounts and the bookkeeping are in conformity with the generally accepted accounting principles, whether the annual financial statements were derived therefrom and whether they were drawn up in accordance with the legal regulations of the ACC. The scope of our audit did not cover investigations in other areas - in particular regarding the compliance with other legal regulations and possible irregularities with regard to money-, trade- or other business activities. As a result of our audit there were no indications for complaints.

2.      LEGAL STATUS

        The legal affairs of the Company can be summarized as follows:

        The Company is registered under FN 172421 k at the Register of Companies at the Commercial Court in Vienna. The first registration was on 6 February 1997 as tele.ring Telekom Service GmbH under FN 154723 i.

        tele.ring Telekom Service GmbH was established pursuant to Section 5 Umwandlungsgesetz (UmwG) by the establishment of a partnership with limited liability and simultaneously the transfer of the business of the Company to this limited partnership. The transfer was effected as a transfer of the business with all rights and obligations included as a whole with all assets and liabilities as contained in the balance sheet of 31 December 1997 as outlined in the resolution of the shareholders dated 29 May 1998.

        As unlimited partner is registered tele.ring Telekom Service GmbH, FN 171112 k, with the seat in Vienna. Partners with limited liability are the following:

        - Osterreichischen Bundesbahnen, FN 71396 w, Elisabethstra(beta)e 9, 1010 Vienna (hereinafter called "OBB"),

        - Osterreichische Elektrizitatswirtschafts-Aktiengesellschaft, FN 76023 z, Am Hof 6a, 1010 Vienna (hereinafter called "Verbund"),

        - Mannesmann Eurokom GmbH, HRB 17925, Am Wallgraben 125, 70565 Stuttgart (hereinafter called "Eurokom").

        The partners with limited liability hold shares of tele.ring Telekom Service GmbH & Co KG as follows:

                Eurokom (74,8%)              ATS 598.400.000,00
                OBB (12,6%)                  ATS 100.800.000,00
                Verbund (12,6%)              ATS 100.800.000,00

        The partner with unlimited liability being tele.ring Telekom Service GmbH hold no stake in the Company but is the only so-called "working partner" of the Company.

        The object of the Company is the building and improvement of telecommunication networks and the supply of commercial telecommunication services.

        The company is represented by the managing directors of tele.ring Telekom Service GmbH. The Company is represented by two managing directors jointly or by one of them together with someone holding Official Signing Authority

(Prokura). An agenda was agreed for management with a detailed catalogue of contracts which require agreement by the shareholders. The managing directors of the company appointed during the year under review were:

        Christoph Boelling, Vienna (since 11 August 1998)

        Bernd-Harald Vollnhofer, Vienna (since 11 August 1998)

        Mag. Ernst Strommer, Vienna (until 11 August 1998)

        Dr. Gunther Rabensteiner, Vienna (until 11 August 1998).

Agents with Official Signing Authority (Prokuristen) were:

        Mag. Ernst Strommer, Vienna (since 11 August 1998)
        Wolfgang Hagn, Vienna (since 11 August 1998)
        Gottfried Sommerauer, Vienna (since 11 August 1998)
        Klaus Peter Lechner, Vienna (since 11 August 1998)

The formation of a supervisory board is voluntary.

3.      ACCOUNTING AND VALUATION PRINCIPLES

        The financial statements as of 31 December 1998 were derived from the books and comply with the legal regulations stipulated in the Third Book of the Austrian Commercial Code as amended 1996 by EU-GesRAG.

        The annual financial statements were prepared according to accounting principles of proper bookkeeping and the general principle to give a accurate picture of the financial earnings position and the asset position of the company.

        The preparation of the annual financial statements and the valuation and the disclosure of individual items of the financial statements were prepared in accordance with sections 196 to 211 ACC whilst taking account of the special provisions relating to corporations contained in sections 222 to 235 ACC. Provisions contained in the ACC in the version of the EU-GesRAG were adhered to. The profit and loss account was prepared for the first time in accordance with the cost-of-sales method in accordance with section 231/3 ACC. The figures of the previous year were adjusted accordingly.

        The valuation methods for each individual item of the financial statements are detailed in the notes to the financial statements.

        The audit of the notes to the financial statements in accordance with sections 236 ff ACC revealed that all and necessary disclosures were made.

        The company is classified as a Company of small size pursuant to section 221 ACC. For small-sized companies there is no legal obligation to draw up a management report.

        A post balance sheet event of major importance is the Memorandum of Understanding with the telecommunication company Citykom in January 1999 which may lead to changes of the shareholders of the Company.

4.      ECONOMIC STATUS

4.1     Summary

        Tele.ring Telekom Service GmbH & Co KG concludes the financial year 1998 with a net loss of ATS 339,2 million. After the allocation to the investment allowance (Investitionsfreibetrag) totaling ATS 3,9 million and the reversal of the capital reserves paid in April 1998 by OBB and Verbund (ATS 27,2 million) the net loss is calculated with ATS 315,9 million. Added by the loss carry forward of ATS 0,3 million the company shows a net loss of ATS 316,159 million as at the balance sheet date 31 December 1998 which might be balanced by the reversal of any capital reserves.

        The financial year was determined by changes of the shareholders as well as by the change of the legal structure of the Company from a corporation to a limited partnership pursuant to section 5 Law on Changes of Legal Structure of Companies (UmwG).

        Main event was the signing of the contracts of 29 May 1998, which changed the legal structure of the company with effectiveness of 31 December 1997, the contract about the contribution in kind by the shareholders OBB and Verbund totaling ATS 2.666,4 million as of 30 April 1998 and several contracts regarding the further cooperation of the signing parties Mannesmann Eurokom (share 74,8%), OBB (share 12,6%), Verbund (share 12,6%). The contribution in kind lead to a substantial increase of the balance sheet total and will have substantial impact on profit and loss over the estimated economic life time of 20 years.

        The second half year of 1998 was determined by the forming of the technical, organizational and personnel basis of the Company. On 10 December 1998 the company started it business as an alternative telecom provider under the brand "1012-privat" in Austria. The sales of these services until year end (approx. ATS 0,7 million) were estimated because the installation of a new billing system has not been finished at the balance sheet date. The sales from the rent and sublease of telecom lines to other telecom companies totaled ATS 5,8 million throughout 1998.

        The format of the income statement follows for the first time the "cost of sales"-format and not the "total cost method". But since the cost accounting was not yet installed in the accounting system, the different types of cost were primarily allocated by materiality.

        The largest cost accounts were depreciation (ATS 142,1 million), Consulting (ATS 52,8 million), rent of personnel (ATS 34,8 million) and advertising (ATS 23,7 million). Cost of own personnel amounts to ATS 14,7 million.

        The financial result is mainly influenced by the interest expenses to shareholders of about ATS 2,6 million.

        Taxes on income comprise only corporate income taxes of prior years because of the new legal form of a partnership.

4.2     Income Statement

                                          1998                         1997                      Change
                                        ATS 1000          %         ATS 1000         %          ATS 1000
Sales                                      6.541         100,0            69         100,0         6.472

Cost of goods sold                      -205.180       -3136,8           -69        -100,0      -205.111

                                        ----------------------      ----------------------      --------
GROSS MARGIN                            -198.639       -3036,8             0           0,0             0
                                        ----------------------      ----------------------      --------

Reversal of provisions                        77           1,2             0           0,0            77
Sundry operating income                       57           0,9           904        1310,1          -847
                                        ----------------------      ----------------------      --------
Other operating income                       134           2,0           904        1310,1          -770

Cost of sales and distribution           -78.054       -1193,3             0           0,0       -78.054

Cost of administration                   -28.227        -431,5             0           0,0       -28.227

Taxes and duties                         -27.061        -413,7           -29         -42,0       -27.032
Losses on disposal of fixed assets          -118          -1,8             0           0,0          -118
Sundry operating expenses                 -4.306         -65,8        -1.174       -1701,4        -3.132
                                        ----------------------      ----------------------      --------
Other operating expenses                 -31.485        -481,3        -1.203       -1743,5       -30.282

                                        ----------------------      ----------------------      --------
OPERATING RESULT (EBIT)                 -336.271       -5141,0          -299        -433,3      -335.972
                                        ----------------------      ----------------------      --------


Interest income                               95           1,5            18          26,1            77
Interest expenses                         -3.060         -46,8             0           0,0        -3.060
                                        ----------------------      ----------------------      --------
Interest result                           -2.965         -45,3            18          26,1        -2.983

                                        ----------------------      ----------------------      --------
FINANCIAL RESULT                          -2.965         -45,3            18          26,1        -2.983
                                        ----------------------      ----------------------      --------

                                        ----------------------      ----------------------      --------
RESULT BEFORE TAXES                     -339.236       -5186,3          -281        -407,2      -338.955
                                        ----------------------      ----------------------      --------

Taxes on income                                4           0,1           -11         -15,9            15

                                        ----------------------      ----------------------      --------
LOSS OF THE YEAR                        -339.232       -5186,2          -292        -423,2      -338.940
                                        ----------------------      ----------------------      --------

Reversal of capital reserves              27.239         416,4             0           0,0        27.239
Allocation to investment allowance        -3.874         -59,2             0           0,0        -3.874

                                        ----------------------      ----------------------      --------
Net results after reserves              -315.867       -4829,0          -292        -423,2      -315.575
                                        ----------------------      ----------------------      --------

Loss carried forward                        -292          -4,5             0           0,0          -292

                                        ----------------------      ----------------------      --------
NET LOSS                                -316.159       -4833,5          -292        -423,2      -315.867
                                        ======================      ======================      ========

The structure of the income statement down to the operating result following the total cost methods is as follows:

                                              1998                        1997                       Changes
                                            ATS 1000         %          ATS 1000          %         ATS 1000
Sales of leased lines                          5.841         100,0            69         100,0         5.772
Sales "1012 privat"                              700          12,0             0           0,0           700

                                            ----------------------      ----------------------      --------
TOTAL INCOME                                   6.541         112,0            69         100,0             0
                                            ----------------------      ----------------------      --------

Reversal of provisions                            77           1,3             0           0,0            77
Sundry operating income                           57           1,0           904        1310,1          -847
                                            ----------------------      ----------------------      --------
Other operating income                           134           2,3           904        1310,1          -770


Cost of material and services received        -5.725         -98,0           -69        -100,0        -5.656

Salaries                                     -10.834        -185,5             0           0,0       -10.834
Expenses for severance payments                 -245          -4,2             0           0,0          -245
Expenses for pensions                           -374          -6,4             0           0,0          -374
Expenses for statutory social security        -2.269         -38,8             0           0,0        -2.269
Other social expenses                           -969         -16,6             0           0,0          -969
                                            ----------------------      ----------------------      --------
Personnel expenses                           -14.691        -251,5             0           0,0       -14.691

Depreciation                                -142.120       -2433,1             0           0,0      -142.120

Taxes and duties                             -27.061        -463,3           -29         -42,0       -27.032
Losses on disposal of fixed assets              -118          -2,0             0           0,0          -118
Sundry operating expenses                   -153.232       -2623,4        -1.174       -1701,4      -152.058
                                            ----------------------      ----------------------      --------
Other operating expenses                    -180.411       -3088,7        -1.203       -1743,5      -179.208

                                            ----------------------      ----------------------      --------
OPERATING RESULT (EBIT)                     -336.272       -5757,1          -299        -433,3      -335.973
                                            ----------------------      ----------------------      --------

The cost of personnel were mainly expensed in the last two months of the financial year. Before that, the personnel was leased from the shareholders totalling ATS 34,8 million. The number of workforce of the Company soared during the year from a few employees at 1 July 1998 to 14 people at end of September up to 90 employees at the balance sheet date.

The item taxes and duties totals ATS 27,1 million and comprises mainly capital transfer tax on the contribution in kind and taxes on the shareholders' loans and duties on long term lease agreements.

The main items of the other operating expenses refer to advertising (ATS 23,7 million), technical consulting (ATS 25,2 million) and economic consulting (ATS 11,5 million).

4.3     Balance sheet

                                              31.12.1998                     31.12.1997             Change
                                       ATS 1000           %          ATS 1000          %           ATS 1000
ASSETS

Intangible fixed assets                2.541.129           92,5              0            0,0      2.541.129
Tangible fixed assets                     48.728            1,8              0            0,0         48.728
                                       ------------------------      ------------------------      ---------
FIXED ASSETS                           2.589.857           94,3              0            0,0      2.589.857
                                       ------------------------      ------------------------      ---------

Inventories                                  700            0,0              0            0,0            700
Accounts receivable                        4.757            0,2             82            4,6          4.675
Accounts receivable from
   affiliated companies                   95.744            3,5              0            0,0         95.744
Other receivables and assets              55.114            2,0             34            1,9         55.080
Liquid funds                                  87            0,0          1.676           93,5         -1.589
                                       ------------------------      ------------------------      ---------
CURRENT ASSETS                           156.402            5,7          1.792          100,0        154.610
                                       ------------------------      ------------------------      ---------

TOTAL ASSETS                           2.746.259          100,0          1.792          100,0      2.744.467
                                       ========================      ========================      =========

SHAREHOLDERS` EQUITY AND
LIABILITIES

Share capital                            800.000           29,1          2.000          111,6        798.000
Capital reserves                       1.996.449           72,7              0            0,0      1.996.449
Net loss                                -316.159          -11,5           -292          -16,3       -315.867
                                       ------------------------      ------------------------      ---------
EQUITY                                 2.480.290           90,3          1.708           95,3      2.478.582
                                       ------------------------      ------------------------      ---------

Investment allowance
(Section 10 EStG 1988)                     3.874            0,1              0            0,0          3.874
                                       ------------------------      ------------------------      ---------
UNTAXED RESERVES                           3.874            0,1              0            0,0          3.874
                                       ------------------------      ------------------------      ---------

Provisions for severance payments            252            0,0              0            0,0            252
Other provisions (Personnel)               3.760            0,1              0            0,0          3.760
Other provisions (Sundry)                  1.350            0,1             77            4,3          1.273
                                       ------------------------      ------------------------      ---------
PROVISIONS                                 5.362            0,2             77            4,3          5.285
                                       ------------------------      ------------------------      ---------

Bank loans and overdrafts                 14.060            0,5              0            0,0         14.060
Accounts payable trade                    79.351            2,9              0            0,0         79.351
Accounts payable to
  affiliated companies                    99.094            3,6              0            0,0         99.094
Other liabilities                         64.228            2,4              7            0,4         64.221
                                       ------------------------      ------------------------      ---------
LIABILITIES                              256.733            9,4              7            0,4        256.726
                                       ------------------------      ------------------------      ---------

TOTAL SHAREHOLDER'S EQUITY
AND LIABILITIES                        2.746.259          100,0          1.792          100,0      2.744.467
                                       ========================      ========================      =========

The total of assets increased by the contribution in kind to ATS 2.746,3 million as at the balance sheet date. Fixed assets totalling ATS 2.589,9 million correspond to 94,3% of the balance sheet total. Equity added by untaxed reserves corresponds to 90,5% of the balance sheet total. Thus, fixed assets are covered by equity up to 95,9% as at the balance sheet date.

The current assets as shown above comprise accounts receivable resulting from an increase of the capital reserves by ATS 128 million. Cash and cash equivalents therefore correspond to the liquid funds of ATS 0,087 million as at 31 December 1998.

The accounts payable to affiliated companies and the item other liabilities comprise shareholders' loans of ATS 90,66 million and of ATS 61,61 million respectively. Financial debt including liabilities to banks totals ATS 168,3 million as at the balance sheet date.

Net working capital amounts to ATS -66,72 million with accounts payable as largest item of ATS 79,35 million.

Pursuant to the regulations of the Companies Restructuring Act (URG) the equity ratio was calculated with 90,5% at the balance sheet date (critical ratio pursuant to URG: 8%). The assumed term for the repayment of liabilities was not calculated because of the negative net operating cash flow. Thus, a need for restructuring pursuant to the mentioned regulations is not applicable.

4.4     Liquidity

                                                            Short term                 Long term
                                                    31.12.1997    31.12.1998    31.12.1997    31.12.1998
                                                     ATS 1000      ATS 1000      ATS 1000      ATS 1000
ASSETS

Intangible fixed assets                                     0             0             0      2.541.129
Tangible fixed assets                                       0             0             0         48.728
                                                     ---------------------------------------------------
FIXED ASSETS                                                0             0             0      2.589.857
                                                     ---------------------------------------------------

Inventories                                                 0           700             0              0
Accounts receivable                                        82         4.757             0              0
Accounts rec. from affiliated companies (loans)             0        95.744             0              0
Other receivables and assets                               34        22.858             0              0
Other receivables and assets  (loans)                       0        32.256             0              0
Liquid funds                                            1.676            87             0              0
                                                     ---------------------------------------------------
CURRENT ASSETS                                          1.792       156.402             0              0
                                                     ---------------------------------------------------

TOTAL ASSETS                                            1.792       156.402             0      2.589.857
                                                     ===================================================

SHAREHOLDERS` EQUITY AND LIABILITIES

Share capital                                               0             0         2.000        800.000
Capital reserves                                            0             0             0      1.996.449
Net loss                                                    0             0          -292       -316.159
                                                     ---------------------------------------------------
EQUITY                                                      0             0         1.708      2.480.290
                                                     ---------------------------------------------------

Investment allowance                                        0             0             0          3.874
(Section 10 EStG 1988)
                                                     ---------------------------------------------------
UNTAXED RESERVES                                            0             0             0          3.874
                                                     ---------------------------------------------------

Provisions for severance payments                           0             0             0            252
Other provisions (Personnel)                                0         3.760             0              0
Other provisions (Sundry)                                  77           850             0            500
                                                     ---------------------------------------------------
PROVISIONS                                                 77         4.610             0            752
                                                     ---------------------------------------------------

Bank loans and overdrafts                                   0        14.060             0              0
Accounts payable from trade                                 0        79.351             0              0
Accts payable to affiliated companies (trade)               0         8.431             0              0
Accts payable to affiliated companies (loans)               0        90.663             0              0
Other liabilities                                           7         2.614             0              0
Other liabilities (loans)                                   0        61.614             0              0
                                                     ---------------------------------------------------
LIABILITIES                                                 7       256.733             0              0
                                                     ---------------------------------------------------

TOTAL SHAREHOLDERS` EQUITY AND LIABILITIES                 84       261.343         1.708      2.484.916
                                                     ===================================================

Coverage                                               -1.708       104.941         1.708       -104.941
Coverage as percentage                                  -95,3          67,1            --           -4,1

The structure of due dates of financing shows that long term assets are not all covered by long term financing because of a difference of ATS 104,9 million.

4.5     Cash flow statement

        The following cash flow statement indicates the financial situation of the Company and shows the origin and the use of financial funds.

                                                                     1998
                                                                   ATS 1000
+  Loss for the year                                                -339.232
+  Amortization and depreciation                                     142.120
   Balance between beginning and ending balance of
+    Provisions for severance payments                                   252
+    Other long term provisions                                          500
                                                                   ---------
   CASH FLOW DVFA/SG                                                -196.360
                                                                   ---------

+  Losses on disposal of intangible and tangible fixed assets            118

   Assets (decrease +, increase -)
   Inventories                                                          -700
   Accounts receivable                                                -4.675
   Other receivable and assets                                       -22.824

   Liabilities (decrease -, increase +)
   Other provisions (Personnel)                                        3.760
   Other provisions (Sundry)                                             773
   Accounts payable trade                                             79.351
   Accounts payable to affiliated companies (trade)                    8.431
   Other liabilities                                                   2.607
                                                                   ---------
   Changes in net working capital                                     66.723
                                                                   ---------

                                                                   ---------
   CHANGES IN FUNDS FROM ORDINARY ACTIVITIES                        -129.519
                                                                   ---------

   Capital expenditure to intangible assets                           -8.975
   Capital expenditure to tangible assets                            -56.671
                                                                   ---------
   FUNDS USED FOR INVESTING ACTIVITIES                               -65.646
                                                                   ---------

                                                                   ---------
   NET CASH FLOW                                                    -195.165
                                                                   ---------

   Share capital increase                                             27.239
   Additions to capital reserves                                     128.000
   Accounts receivable from shareholders' loans                      -95.744
   Other receivables from shareholders' loans                        -32.256
                                                                   ---------
   Changes in equity                                                  27.239

   Bank loans and overdrafts                                          14.060
   Accts payable to affiliated companies (loans)                      90.663
   Other liabilities (loans)                                          61.614
                                                                   ---------
   Changes in financial debt                                         166.337

                                                                   ---------
   CHANGES IN FUNDS BY FINANCING ACTIVITIES                          193.576
                                                                   ---------

                                                                   ---------
   CHANGES IN FUNDS                                                   -1.589
                                                                   =========

   LIQUID FUNDS - BEGINNING BALANCE                                    1.676
   LIQUID FUNDS - ENDING BALANCE                                          87

   Changes in funds                                                   -1.589
   Changes in financial debt                                         166.337
                                                                   ---------
   CHANGE IN NET FINANCIAL POSITION                                 -167.926
                                                                   ---------

   NET FINANCIAL POSITION AT BEGINNING OF THE YEAR                     1.676
   NET FINANCIAL POSITION AT END OF THE YEAR                        -166.250

Cash flow DVFA/SG is reported negative with ATS 196,36 million in the financial year 1998.

Net working capital was decreased by ATS 66,72 million. Additions to fixed assets total ATS 65,65 million because the contribution in kind did not cause changes in cash.

The decrease of net cash funds was compensated by the capital contribution by Verbund und OBB as of 30 April 1998 (ATS 27,24 million) and by the increase of financial debt of about ATS 166,25 million.

Net financial position decreased from ATS +1,67 million as at 1 January 1998 (equals liquid funds) to financial debt of ATS 166,25 million as at the balance sheet date.

5.      ACCOUNTING

        The bookkeeping and accounting is done at the seat of the company in Vienna.

        The accounting of the first four months was done with the software "Eurofibu" (single place application on MS-DOS). Since 1 May 1998 the accounting is carried out with the software SAP R/3 module FI.

        The asset accounting is proceeded with module AM of SAP R/3. By December 1998 the tele.ring - IT-installation was moved from the IT-centre of OBB to the IT-centre of Mannesmann-Datenverarbeitung in Ratingen, Germany. The release version of SAP-System R/3 is 3.1.G. Main characteristics of SAP are the data entry at several places in different modules, the automatic check and control of data input, the online processing and thus the permanent readiness and update of the database and at last specified adjustments to the needs of the Company.

        The salaries are managed by third parties and are integrated into SAP by monthly entries and checks.

        The module Controlling will be implemented in SAP R/3 starting in 1999 with complete new cost accounting procedures and schedules. Furthermore, it is intended to change the release version of SAP to a higher grade. Thereafter, the company will change the booking currency from ATS to EURO effective with 1 January 1999.

        The billing will be implemented in a specialized new software beginning with February 1999 and will be transferred automatically into the SAP-system. The accounts receivable and the customer relationship management will be done by this system.

        The adjustments of the data entries in SAP to the new millennium shall not cause any problems as outlined by the Company.

        As a result of our audit and of our samples made we may state with reference to the paragraphs above, that the bookkeeping and accounting as well as the filing system are in conformity with the general accepted accounting principles and legal regulations. The change of the accounting system as of 30 April 1998 was duly organized and performed. The 1998 financial statements are duly derived from the books.

6.      INSURANCE

        The Company held the following insurances policies during the financial year 1998.

                                                                   Insurance
        Risk                                                         cover
        ----                                                       ---------
                                                                   DEM 1000
        Business liability insurance
        for personal and/or property damage                           5.000

        Electronic devices insurance
        IT installations                                                250

        A business liability insurance by Mannesmann AG, Dusseldorf, provides an umbrella coverage to the Company. The cover is limited to DM 280.000 for each event.

        Insurance premiums are paid on their due dates.

        We did not carry out any investigations on the insurance cover and risk.

7.      AUDIT RESULT AND AUDIT OPINION

        In summary the result of our audit was:

        The bookkeeping and accounting for individual assets and liabilities as of 31 December 1998 were made in accordance with legal requirements. The balance sheet and the profit and loss statement were prepared in accordance with sections. 224 and 231 ACC. Management of the company had declared in a representation letter that in the balance sheet as of 31 December 1998 all assets and all known liabilities are completely included and that the assets of the company are not subject to any encumbrances or rights of third parties.

        We did not find any facts which endanger the continued existence of the company or its development or severe breaches of law or of the articles of association by company executives (section 273 sec. 2 ACC).

        There is not a need for restructuring pursuant to the regulations of URG.

        Therefore, the German text of the annual financial statements as of 31 December 1998 received our unqualified opinion pursuant to section 274 ACC as follows:

                According to our due audit, the accounting and annual financial statements comply with legal regulations. The annual financial statements give a true and fair view of the assets, financial and earnings position of the company in conformity with Generally Accepted Accounting Principles.

        Vienna, 2 February 1999


                       JONASCH - PLATZER - GRANT THORNTON
                  Wirtschaftsprufungs- und Steuerberatungs-GmbH
                   Member Firm of Grant Thornton International





                          Univ.-Doz. Dr. Walter Platzer
                Chartered Accountant and Certified Tax Consultant

        PART II - DETAILS TO INDIVIDUAL ITEMS OF THE FINANCIAL STATEMENTS

                    1. BALANCE SHEET AS OF DECEMBER 31, 1998

                                   A S S E T S

A.      FIXED ASSETS

        The development of the fixed assets is shown in the statements of fixed assets enclosed in the Notes.

        Proof of the existence of the assets contained in the financial statements has been given by the register of fixed assets and by the relevant financial accounts.

        Additions were valued at purchase cost, which comprise the amounts according to invoices issued by the seller, deducting discounts and rebates and adding incidental purchasing costs. For all additions to fixed assets an investment allowance according to Section 10 EStG 1988 (Austrian Income Tax Law) was formed in the maximum amount.

        Disposals referred to an invoice of leasehold improvements charged twofold.

        In the financial year under report a straight-line depreciation amounting to ATS 142.120.999,15 was made.

        According to Section 13 EStG 1988 the option to fully depreciate low value items with purchasing costs of up to ATS 5.000,00 was taken in the amount of ATS 1.689.365,47. These items are shown as additions, disposals and depreciation in the table of fixed assets according to ACC.

        The items of the fixed assets are reported as follows:

A.I.    Concessions, trademarks, patents
        and similar rights                  31.12.1998: ATS    2.541.128.697,00
                                            (31.12.1997: ATS              0,00)

        Breakdown:

                                                                   1998
                                                             ----------------
                                                                    ATS
        Acquisition cost 1.1.1998                                        0,00
        Additions                                            2.675.424.118,85
                                                             ----------------
        Acquisition cost 31.12.1998                          2.675.424.118,85
        less accumulated depreciation                         -134.295.421,85
                                                             ----------------
        Book value 31.12.1998                                2.541.128.697,00
                                                             ================
        Depreciation of the year                               134.295.421,85

        The additions concern mainly rights of usage and cable lying rights in the amount of ATS 2.672,1 million acquired from shareholders and software in the amount of ATS 3,2 million.

        Depreciations are made at a rate of 5,0 % p.a. An amount of ATS 133,5 million concerns rights of usage and cable lying rights.

A.II.1. Land, buildings and leasehold
        improvements                         31.12.1998: ATS       10.352.330,00
                                            (31.12.1997: ATS               0,00)

        Breakdown:

                                                                      1998
                                                                 -------------
                                                                       ATS
        Acquisition cost 1.1.1998                                         0,00
        Additions                                                10.739.224,91
                                                                 -------------
        Acquisition cost 31.12.1998                              10.739.224,91
        less accumulated depreciation                              -386.894,91
                                                                 -------------
        Book value 31.12.1998                                    10.352.330,00
                                                                 =============
        Depreciation of the year                                    386.894,91

        The depreciation for investments in third party properties are usually made over the period of the rental contract or over 20 years.

A.II.2.  Technical equipment and
         machinery                        31.12.1998: ATS       28.344.573,00
                                         (31.12.1997: ATS               0,00)

         Breakdown:

                                                                   1998
                                                               -------------
                                                                   ATS
        Acquisition cost 1.1.1998                                       0,00
        Additions                                              31.741.136,73
        Disposals                                                -118.077,20
                                                               -------------
        Acquisition cost 31.12.1998                            31.623.059,53
        less accumulated depreciation                          -3.278.486,53
                                                               -------------
        Book value 31.12.1998                                  28.344.573,00
                                                               =============
        Depreciation of the year                                3.278.486,53

        The additions to Technical equipment and machinery relate to wireless communication equipment (ATS 25,5 million), access to fiber optic networks and other technical equipment (ATS 5,0 million).

        Wireless communication equipment is depreciated over a period of 7 to 8 years, fibre optic cables over a period of 19 to 20 years.

A.II.3.  Office equipment and other
         fixture                           31.12.1998: ATS        9.524.755,00
                                          (31.12.1997: ATS                0,00)

         Breakdown:

                                                                   1998
                                                               -------------
                                                                   ATS
        Acquisition cost 1.1.1998                                       0,00
        Additions                                              13.684.950,86
                                                               -------------
        Acquisition cost 31.12.1998                            13.684.950,86
        less accumulated depreciation                           4.160.195,86
                                                               -------------
        Book value 31.12.1998                                   9.524.755,00
                                                               =============
        Depreciation of the year                                4.160.195,86

        The additions in the amount of ATS 13,68 million relate mainly to IT-hardware (ATS 8,60 million), measuring and testing equipment (ATS 0,36 million), and a car (ATS 0,2 million). Low value items with purchase costs of up to ATS 5.000,00 are included in the amount of ATS 1,67 million.

        The planned depreciation for office equipment is 3 - 10 years, for IT-hardware 2 - 4 years, for measuring and testing equipment 5 years and for cars 4 years.

A.II.4.  Construction in progress            31.12.1998: ATS          505.994,86
                                            (31.12.1997: ATS               0,00)

B.      CURRENT ASSETS

B.I.    Inventories                       31.12.1998: ATS          700.000,00
                                         (31.12.1997: ATS               0,00)

B.I.1.  Work in progress                  31.12.1998: ATS          700.000,00
                                         (31.12.1997: ATS               0,00)

        The work in progress refers to fixed-line calls within the period
        24.11.1998 to 31.12.1998 that are not invoiced, yet.

        By dividing up these calls into domestic, international, calls within the own network and other calls and by applying current per-minute-rates the amount of work in progress of ATS 700.000,00 was calculated.

        This method was chosen because the billing of calls originated in the own network will start after the financial statements are completed.

B.II.    Accounts receivable and
         other assets                      31.12.1998: ATS      155.615.301,16
                                        (31.12.1997: ATS         116.466,08)

B.II.1.  Accounts receivable
         from trade                        31.12.1998: ATS        4.757.460,76
                                        (31.12.1997: ATS          82.442,52)

                                                                 31.12.1998
                                                                ------------
                                                                    ATS
        Leased lines                                            4.578.478,77
        Services                                                   92.400,00
        Accounts receivable from suppliers                        310.755,99
                                                                ------------
                                                                4.981.634,76

        less lump sum value adjustments                          -224.174,00
                                                                ------------

                                                                4.757.460,76
                                                                ============

        There was no need for value adjustments of individual accounts receivable. The lump sum value adjustment was calculated at a rate of 4,5% of the receivables net of VAT.

        The accounts receivable dated November 30 and earlier were all cleared by the time this report was completed.

B.II.2. Accounts receivable from
        affiliated companies                31.12.1998: ATS       95.744.000,00
                                           (31.12.1997: ATS               0,00)

        The only account receivable from affiliated companies refers to the supplementary capital contribution by Mannesmann AG, Dusseldorf, that has already been called. Proof of the accounts receivable was given by a statement of balance.

B.II.3. Other receivables and assets        31.12.1998: ATS       55.113.840,40
                                           (31.12.1997: ATS          34.023,56)


                                                                    31.12.1998
                                                                  -------------
                                                                       ATS
        Receivables from supplementary capital contributions      32.256.000,00
        Corporation income tax claims                                 26.275,09
        Receivables from employees                                    91.000,00
        VAT not yet reclaimable                                       41.066,56
        Tax authorities (Austria)                                 25.276.998,40
        German VAT                                                    19.487,35
                                                                  -------------
                                                                  57.710.827,40
                                                                  -------------
        less lump sum value adjustments                           -2.596.987,00
                                                                  -------------
                                                                  55.113.840,40
                                                                  =============

        The receivables from supplementary capital contributions refer to OBB and Verbund in the amount of ATS 16.128.000,00 each.

        The lump sum value adjustment was calculated at a rate of 4,5% of the gross amount of receivables.

B.III.    Cash in hand and
          at banks                        31.12.1998: ATS           86.945,63
                                         (31.12.1997: ATS        1.676.007,00)

B.III.1.  Cash in hand                    31.12.1998: ATS            2.252,10
                                         (31.12.1997: ATS              849,00)

          For the cash in hand we had access to the cash journal which was in accordance with the minutes taken when counting the cash at the balance sheet date.

B.III.2. Cash at banks                    31.12.1998: ATS           84.693,53
                                        (31.12.1997: ATS       1.675.158,00)

                                                                  31.12.1998
                                                                  ----------
                                                                      ATS
        Bank fur Arbeit und Wirtschaft AG                          79.363,23
        Osterreichische Postsparkasse AG                            5.330,30
                                                                  ----------
                                                                   84.693,53
                                                                  ==========

        The balances reported have been confirmed by statements of the bank accounts as well as confirmation letters of the banks.

                      SHAREHOLDER'S EQUITY AND LIABILITIES


A.      SHAREHOLDER'S EQUITY

A.I.    Share capital                      31.12.1998: ATS      800.000.000,00
                                          (31.12.1997: ATS       2.000.000,00)

        See chapter 2.

A.II.   Capital reserves                   31.12.1998: ATS    1.996.449.198,00
                                          (31.12.1997: ATS               0,00)

A.II.1. Capital reserves - Other           31.12.1998: ATS    1.996.449.198,00
                                          (31.12.1997: ATS               0,00)

                                                                    1998
                                                              ----------------
                                                                     ATS
        As at 31.12.1997                                                  0,00
        Contribution 30.4.1998 Verbund, OBB                      27.239.045,90
        Contribution 1.5.1998 Verbund, OBB, MM-Eurokom        1.868.449.198,00
        Contribution 22.12.1998 Verbund, OBB, MM-Eurokom        128.000.000,00
        Reversal 31.12.1998                                     -27.239.045,90
                                                              ----------------
        As at 31.12.1998                                      1.996.449.198,00
                                                              ================

        Capital reserves amounting to ATS 27,24 million were entered to cover initial losses (1.1.1998 - 30.4.1998) by OBB and Verbund equally, before Mannesmann Eurokom entered as shareholder of tele.ring at 1.5.1998.

                                 Contributions          Contribution         Contributions
                                 as at 1.5.1998       as of 22.12.1998      as of 31.12.1998
                                      ATS                   ATS                   ATS
        Mannesmann Eurokom      1.397.600.000,00         95.744.000,00      1.493.344.000,00
        OBB                       235.424.599,00         16.128.000,00        251.552.599,00
        Verbund                   235.424.599,00         16.128.000,00        251.552.599,00
                                ----------------      ----------------      ----------------
                                1.868.449.198,00        128.000.000,00      1.996.449.198,00
                                ================      ================      ================

A.III.  Net loss                           31.12.1998: ATS       316.158.961,13
                                          (31.12.1997: ATS           291.696,92)

        The financial year 1998 closes with a net loss in the amount of ATS 315.867.264,21 in addition to losses carried forward amounting to ATS 291.696,92.

B.      UNTAXED RESERVES

B.1.    Untaxed reserves - Other          31.12.1998: ATS          3.873.588,00
                                         (31.12.1997: ATS                  0,00)

        An investment allowance according to Section 10 EStG 1988 was made in the maximum amount of additions in the financial year 1998.

C.      PROVISIONS

C.1.    Provisions for severance payments   31.12.1998: ATS         252.258,00
                                           (31.12.1997: ATS               0,00)

        Breakdown:

                                                                    ATS
                                                                ------------
         As at 1.1.1998                                                 0,00
         Additions                                                244.690,00
         Additions of unaccrued interest                            7.568,00
                                                                ------------
         As at 31.12.1998                                         252.258,00
                                                                ============

        The provisions for severance payments were calculated according to actuarial principles using the entry age method, an interest rate of 6% and a retirement age of 65 years for men and 60 years for women.

        The amount of the severance provision according to Section 14 EStG 1988 is ATS 0,00.

C.2.    Other provisions                   31.12.1998: ATS        5.109.706,00
                                          (31.12.1997: ATS           76.700,00)

        Breakdown:


                                      01.01.98            Use             Release         Allocation          31.12.98
                                        ATS               ATS               ATS               ATS               ATS
                                    ------------      ------------      ------------      ------------      ------------
        Vacations not consumed              0,00              0,00              0,00      2.333.226,00      2.333.226,00
        Staff related
        provisions                          0,00              0,00              0,00      1.426.480,00      1.426.480,00
        Cash discounts                 76.700,00              0,00         76.700,00              0,00              0,00
        Refurbishments                      0,00              0,00              0,00        500.000,00        500.000,00
        Audit fees                          0,00              0,00              0,00        600.000,00        600.000,00
        Financial statements                0,00              0,00              0,00        250.000,00        250.000,00
                                    ------------      ------------      ------------      ------------      ------------
                                       76.700,00              0,00         76.700,00      5.109.706,00      5.109.706,00
                                    ============      ============      ============      ============      ============

        A provision for anniversary bonuses was not recorded as there is no obligation for companies in the telecom industry according to existing labour laws.

        The provisions for vacations not consumed amounting to ATS 2.333.226,00 include incidental salary costs in the amount of ATS 534.008,00.

        The staff related provisions refer to one-time bonuses for the financial year 1998 that will be due in 1999. They include incidental salary costs in an amount of ATS 326.480,00.

        The provision for cash discounts as at 31.12.1997 referred to leased lines.

        The provision for refurbishment was entered to cover the obligation of the company to the properties in rented railway stations put into their original state. The provision is to be regarded as long-term and will be allocated over a 5- year period in equal amounts.

D.      LIABILITIES

D.1.    Bank loans and
        overdrafts                        31.12.1998: ATS       14.059.691,00
                                         (31.12.1997: ATS                0,00)


        The amount refers to an overdraft on a current bank account at Osterreichische Verkehrskreditbank AG, Vienna.

D.2.    Accounts payable
        from trade                        31.12.1998: ATS       79.350.719,33
                                         (31.12.1997: ATS                0,00)

        The amount as at 31.12.1998 may be split up as follows:

                                                                  1998
                                                              -------------
                                                                   ATS
        Accounts payable from trade, exports                   4.233.286,64
        Accounts payable from trade,
        OBB and Verbund                                       32.168.011,85
        Accounts payable from trade, domestic                 36.995.224,13
        Invoices not yet received                              6.093.000,00
                                                              -------------
                                                              79.489.522,62
        less cash discounts                                     -138.803,29
                                                              -------------
                                                              79.350.719,33
                                                              =============

        Liabilities in currencies of member states of the European Monetary Union are valued at fixed exchange rates for the Euro. Liabilities in other currencies were valued either at the exchange rate of the transaction date or the higher exchange rate of the balance sheet date. Invoices not yet received refer mainly to SAP-services from OBB and MDV (ATS 1.440.000,00), personnel and other expenses (ATS 1.852.000,00), call center services by third parties (ATS 920.000,00), interconnection fees related to work in progress (ATS 920.000,00).

        The Company forwarded requests for confirmation of balance as at November 30, 1998, on a sample basis. The return rate was about 50%. The returned statements largely confirmed the financial accounts of the Company. Differences due to date of entry could be reconciled and corrected if necessary.


D.3.    Accounts payable to affiliated
        companies                       31.12.1998: ATS       99.094.133,62
                                       (31.12.1997: ATS               0,00)

                                                                31.12.1998
                                                               -------------
                                                                    ATS
        Mannesmann Anlagenbau Austria AG, Vienna,
           Treasury                                            90.663.353,69
        Mannesmann Eurokom GmbH, Stuttgart                      3.156.112,24
        Mannesmann Datenverarbeitung GmbH, Ratingen             4.721.953,79
        Mannesmann Arcor AG & Co, Eschborn                        393.768,77
        Mannesmann Mobilfunk GmbH, Dusseldorf                     122.945,13
        tele.ring Telekom Service GmbH (managing partner)          36.000,00
                                                               -------------

                                                               99.094.133,62
                                                               =============

        All accounts payable are from trade except the financing liabilities to Mannesmann Anlagenbau Austria AG, Vienna. The partner being in charge of management, tele.ring Telekom Service GmbH, was awarded a liability fee in the amount of ATS 36.000,00.

        Liabilities in currencies of member states of the European Monetary Union are valued at fixed exchange rates for the Euro. Liabilities in other currencies were valued either at the exchange rate of the transaction date or the higher exchange rate of the balance sheet date.

        The statements of balance of the affiliated companies were fully reconciled with the Company's accounts.

D.4.    Other liabilities                    31.12.1998: ATS      64.228.263,63
                                            (31.12.1997: ATS           7.470,00)

                                                                31.12.1998
                                                               -------------
                                                                   ATS
        Taxes:
        Payroll charges                                         1.573.537,00
        Transaction taxes, charges                                 28.912,00
                                                               -------------
                                                                1.602.449,00
                                                               -------------
        Social security:
        Social security contribution, domestic                    670.271,95
        Social security contribution, foreign                      99.038,00
                                                               -------------
                                                                  769.309,95
                                                               -------------
        Other:
        Payroll December                                          234.424,00
        Partner's loan, Verbund                                30.635.658,75
        Partner's loan, OBB                                    30.978.348,93
        Sundry                                                      8.073,00
                                                               -------------
                                                               61.856.504,68
                                                               -------------

                                                               64.228.263,63
                                                               =============

        The payroll charges concerns the period of December 1998 and contain mainly income tax on wages and salaries (ATS 1.300.946,00), municipal taxes (ATS 115.529,00), and the compulsory contribution to the Chamber of Commerce (ATS 154.502,00).

        The liabilities from Social Security Contributions show the employer's and the employee's share of Social Security Contributions for the month of December 1998.

        OBB and Verbund granted various tranches of loans to the Company in the financial year 1998 (ATS 30 million each as at 31.12.1998). The loans are used for short term financing purposes.

        2. INCOME STATEMENT FOR THE FINANCIAL YEAR 1998


1.      SALES                                 1998: ATS        6.541.157,04
                                             (1997: ATS          68.702,10)

                                                                  1998
                                                              ------------
                                                                  ATS
        Leased lines                                          5.841.157,04
        Interconnection expenses                                700.000,00
                                                              ------------
        Total                                                 6.541.157,04
                                                              ============

2.      COST OF SALES                          1998: ATS      205.180.212,41
                                              (1997: ATS           68.700,00)

                                                                   1998
                                                               -------------
                                                                    ATS
        Materials and cost of services received
        Temporary workforce OBB, Verbund                       15.437.856,08
        Services received OBB, Verbund                          3.746.555,44
        Interconnection expenses                                  920.000,00
        Configuration Management                                  472.000,00
        Repair material                                           348.738,01
        Leased lines                                              144.600,00
                                                               -------------
                                                               21.069.749,53
                                                               -------------
        Personnel expenses
        Basic salaries                                          1.918.943,50
        Overtime pay and bonuses                                  187.417,04
        Vacation and Christmas pay                                273.256,24
        Vacation redemption                                          674.,00
        Provision for vacations not consumed                      552.719,77
        One-time bonuses and others                               395.271,78
                                                               -------------
                                                                3.328.282,33
                                                               -------------

        Expenses for severances payments                           75.168,77
                                                               -------------

        Expenses for pensions                                     187.099,36
                                                               -------------

        Expenses for statutory social security and
        payroll related taxes and contributions                    696.970,21
                                                               --------------

        Other social expenses                                      297.713,00
                                                               --------------

        Amortization and depreciation                          139.427.189,85
                                                               --------------

        Other operating expenses
        Technical consulting                                    25.212.910,68
        Consulting and personnel Mannesmann IT-services          3.489.583,61
        Various expenses OBB und Verbund                         9.106.761,24
        Other                                                    2.288.783,83
                                                               --------------
                                                                40.098.039,36
                                                               --------------
        Total                                                  205.180.212,41
                                                               ==============

3.      GROSS PROFIT                           1998: ATS       -198.639.055,37
                                              (1997: ATS                  2,10)


4.      OTHER OPERATING INCOME                1998: ATS             134.164,47
                                             (1997: ATS             904.614,30)


4.a)    Income from the reversal of
        provisions                             1998: ATS             76.700,00
                                              (1997: ATS                  0,00)

        See chapter "Shareholder's equity and liabilities", C.2.

4.b)    Other                                 1998: ATS              57.464,47
                                             (1997: ATS             904.614,30)

                                                                     1998
                                                                  ----------
                                                                     ATS
        Currency exchange gains                                    54.180,30
        Other income                                                3.284,17
                                                                  ----------
                                                                   57.464,47
                                                                  ==========

5.      SELLING EXPENSES                        1998: ATS        78.054.521,79
                                               (1997: ATS                 0,00)

                                                                   1998
                                                               -------------
                                                                    ATS
        Personnel expenses
        Basic salaries                                          3.295.060,87
        Overtime pay and bonuses                                  321.818,00
        Vacation and Christmas pay                                469.214,42
        Vacation redemption                                         1.157,33
        Provision for vacations not consumed                      949.087,49
        One-time bonuses and others                               678.730,03
                                                               -------------
                                                                5.715.068,14
                                                               -------------

        Expenses for severances payments                          129.073,97
                                                               -------------

        Expenses for pensions                                     187.099,36
                                                               -------------

        Expenses for statutory social security and
        payroll related taxes and contribution                  1.196.783,17
                                                               -------------

        Other social expenses                                     511.209,65
                                                               -------------

        Amortization and depreciation                           1.952.896,50
                                                               -------------

        Other operating expenses
        Business consulting                                    11.098.051,39
        Marketing and advertising                              15.054.175,79
        Temporary workforce OBB and Verbund                    14.236.458,66
        Other expenses                                         27.973.705,16
                                                               -------------
                                                               68.362.391,00
                                                               -------------

          Total                                                78.054.521,79
                                                               =============

6.      GENERAL ADMINISTRATIVE EXPENSES         1998: ATS         28.227.203,26
                                               (1997: ATS                  0,00)

                                                                   1998
                                                               -------------
                                                                   ATS
        Materials and cost of services received
        Energy, fuel                                               93.175,47
                                                               -------------

        Personnel expenses
        Basic salaries                                          1.032.556,51
        Overtime pay and bonuses                                  100.846,47
        Vacation and Christmas pay                                147.035,34
        Vacation redemption                                           362,67
        Provision for vacations not consumed                      297.410,74
        One-time bonuses and others                               212.690,19
                                                               -------------
                                                                1.790.901,92
                                                               -------------

        Expenses for severances payments                           40.447,26
                                                               -------------

        Expenses for statutory social security and
        payroll related taxes and contribution                    375.029,87
                                                               -------------

        Other social expenses                                     160.195,17
                                                               -------------

        Amortization and depreciation                             740.912,80
                                                               -------------

        Other operating expenses
        Legal and tax fees                                      4.109.331,13
        Temporary workforce OBB und Verbund                     5.095.302,92
        Other expenses                                         15.821.906,72
                                                               -------------
                                                               25.026.540,77
                                                               -------------

        Total                                                  28.227.203,26
                                                               =============

7.        OTHER OPERATING EXPENSES              1998: ATS        31.485.216,86
                                               (1997: ATS         1.203.247,54)

                                                                               1998
                                                                           -------------
                                                                                ATS
        Charges (Capital transfer tax)                                     27.060.820,83
        Cost of financial statement and audit                                 957.600,00
        Cost of refurbishment (see chapter C.2.)                              500.000,00
        Currency exchange losses                                               20.430,21
        Donations                                                               7.000,00
        Allocation to lump sum value adjustments - receivables (4,5%)       2.821.161,00
        Losses on disposals of fixed assets                                   118.077,20
        Other                                                                     127,62
                                                                           -------------
                                                                           31.485.216,86
                                                                           =============

8.      SUBTOTAL FROM LINE 1 TO 7
        (OPERATING RESULT)                         1998: ATS    -336.271.832,81
                                                  (1997: ATS        -298.631,14)



9.      INCOME FROM INTEREST AND SIMILAR INCOME    1998: ATS          94.597,45
                                                  (1997: ATS          18.134,22)


                                                                 1998
                                                               ---------
                                                                  ATS
        Interest income banks                                  94.597,45
                                                               ---------
                                                               94.597,45
                                                               =========

10.        INTEREST AND SIMILAR EXPENSES               1998: ATS   3.059.969,75
           (thereof related to affiliated companies:  (1997: ATS           0,00)
           ATS 663.353,69)

                                                                    1998
                                                                -------------
                                                                     ATS
        Interest provisions for severance payments                   7.568,00
        Interest on current account OBB                          1.311.920,63
        Interest on current account Verbund                        635.658,75
        Not used cash discounts                                     20.579,45
        Interest affiliated companies Mannesmann                   663.353,69
        Bank interest                                               55.381,39
        Penal interest                                             365.507,84
                                                                -------------
                                                                 3.059.969,75
                                                                =============

11.        SUBTOTAL FROM LINE 8 TO 10
           (FINANCIAL RESULT)                     1998: ATS      -2.965.372,30
                                                 (1997: ATS          18.134,22)


12.        LOSS FROM ORDINARY
           ACTIVITIES                             1998: ATS    -339.237.205,11
                                                 (1997: ATS        -280.496,92)


13.        TAXES ON INCOME                        1998: ATS           4.483,00
                                                 (1997: ATS         -11.200,00)

           The taxes on income in 1998 refer to a partial repayment of corporate income tax 1997.

14.        LOSS OF THE YEAR                       1998: ATS    -339.232.722,11
                                                 (1997: ATS        -291.696,92)

15.        REVERSAL OF CAPITAL RESERVES           1998: ATS      27.239.045,90
                                                 (1997: ATS               0,00)

           The capital reserves were allocated to cover initial losses (1.1.1998 to 30.4.1998) of tele.ring by OBB and Verbund equally, before Mannesmann Eurokom entered as a limited partner.

16.        ALLOCATION TO UNTAXED
           RESERVES                              1998: ATS        3.873.588,00
                                                (1997: ATS                0,00)

           An investment allowance according to Section 10 EStG 1988 was allocated in the financial year 1998.

17.        LOSS CARRIED FORWARD                  1998: ATS         -291.696,92
                                                (1997: ATS                0,00)


18.        NET LOSS                              1998: ATS     -316.158.961,13
                                                (1997: ATS         -291.696,92)
tele.ring Telekom Service GmbH & Co KG, WEIN

                      BALANCE SHEET AS OF 31 DECEMBER 1998

                                                              31.12.1998      31.12.97
                                                           ----------------  ----------
                                                                 ATS         1.000 ATS
ASSETS

A. FIXED ASSETS
   I.  Intangible assets                                   2.541.128.697,00         0
   II. Tangible assets                                        48.727.652,66         0
                                                           ----------------     ------
                                                           2.589.856.349,66         0

B. CURRENT ASSETS
   I.  Inventories
     1. Work in progress                                         700.000,00         0
                                                           ----------------     ------
                                                                 700.000,00         0
                                                           ----------------     ------

   II. Accounts receivable and other assets
     1. Accounts receivable from trade                         4.757.460,76        82
     2. Accounts receivable from affiliated companies         95.744.000,00         0
     3. Other receivables and assets                          55.113.840,40        34
                                                           ----------------     ------
                                                             155.615.301,16       116
                                                           ----------------     ------

   III. Cash in hand, cash at banks
     1. Cash in hand                                               2.252,10         1
     2.  Cash at banks                                            84.693,53     1.675
                                                           ----------------     ------
                                                                  86.945,63     1.676
                                                           ----------------     ------
                                                             156.402.246,79     1.792
                                                           ----------------     ------
                                                           2.746.258.596,45     1.792
                                                           ================     =====

LIABILITIES AND SHAREHOLDERS' EQUITY

A.  SHAREHOLDERS' EQUITY
   I.  Share capital                                         800.000.000,00     2.000
   II.  Capital reserves                                   1.996.449.198,00         0
   III. Net loss                                            -316.158.961,13      -292
        thereof loss carried forward                             291.696,92         0
                                                           ----------------     ------
                                                           2.480.290.236,87     1.708

B.  UNTAXED RESERVES
   1.  Untaxed reserves - other
          Investment allowance according sec. 10 EStG          3.873.588,00         0
                                                           ----------------     ------
                                                               3.873.588,00         0
C. PROVISIONS
   1.  Provisions for severance payments                         252.258,00         0
   2.  Other provisions                                        5.109.706,00        77
                                                           ----------------     ------
                                                               5.361.964,00        77
D. LIABILITIES
   1.  Bank loans and overdrafts                              14.059.691,00         0
   2.  Accounts payable from trade                            79.350.719,33         0
   3.  Accounts payable to affiliated companies               99.094.133,62         0
   4.  Other liabilities                                      64.228.263,63         7
        thereof taxes                                          1.602.449,00         0
        thereof relating to social security
        and similar obligations:                                 769.309,95         0
                                                           ----------------     ------
                                                             256.732.807,58         7
                                                           ----------------     ------
                                                           2.746.258.596,45     1.792
                                                           ================     =====

tele.ring Telekom Service GmbH & Co KG

                          STATEMENT OF INCOME FOR 1998

                                                                       1998                   1997
                                                                        EUR                    EUR
                                                                   ---------------        ------------
1.   Sales                                                            6.541.157,04           68.702,10

2.  Cost of sales                                                   205.180.212,41           68.700,00

3.  GROSS PROFIT                                                   -198.639.055,37                2,10

4.  Other operating income
    a) Income from reversal of provisions                                76.700,00                0,00
    b) Other income                                                      57.464,47          904.614,30
                                                                    --------------         -----------
                                                                        134.164,47          904.614,30

5.  Selling expenses                                                 78.054.521,79                0,00

6.   General administrative expenses                                 28.227.203,26                0,00

7.   Other operating expenses                                        31.485.216,86        1.203.247,54

8.  SUBTOTAL FROM LINE 1 TO 7 (OPERATING RESULT)                   -336.271.832,81         -298.631,14

9.  Income from interest and similar income                              94.597,45           18.134,22

10. Interest and similar expenses                                     3.059.969,75                0,00
    thereof from affiliated companies                                   663.353,69                0,00

11. SUBTOTAL LINE 9 TO 10 (FINANCIAL RESULT)                         -2.965.372,30           18.134,22

12. LOSS FROM ORDINARY ACTIVITIES                                  -339.237.205,11         -280.496,92

13. Taxes on income                                                      -4.483,00           11.200,00

14. LOSS OF THE YEAR                                               -339.232.722,11         -291.696,92

15. Reversal of capital reserves                                     27.239.045,90                0,00

16. Allocation to untaxed reserves                                    3.873.588,00                0,00

17. Loss carried forward                                                291.696,92                0,00

18. NET LOSS                                                       -316.158.961,13         -291.696,92


                      STATEMENT OF CHANGES IN FIXED ASSETS

                                                           Acquisition/production cost
                                             Value as of      Increase        Decrease        Value as of      acc. depreciation
                                              1.1.1998          1998            1998           31.12.1998         31.12.1998
                                              ---------   ----------------    ----------    ----------------    --------------
                                                 EUR             EUR             EUR             EUR                EUR
A. FIXED ASSETS

I.  Intangible fixed assets
1.  Concessions, trademarks, patents
    and similar rights                            0,00    2.675.424.118,85           0,00   2.675.424.118,85    134.295.421,85

II.  Tangible fixed assets
1.  Land, buildings and leasehold
      improvements                                0,00       10.739.224,91           0,00      10.739.224,91        386.894,91
2.  Technical equipment and machinery             0,00       31.741.136,73     118.077,20      31.623.059,53      3.278.486,53
3.  Office equipment and                                                                                0,00
      other fixture                               0,00       13.684.950,86           0,00      13.684.950,86      4.160.195,86
4.  Construction in progress                      0,00          505.994,86           0,00         505.994,86              0,00
                                                  ----    ----------------     ----------   ----------------    --------------
                                                  0,00       56.671.307,36     118.077,20      56.553.230,16      7.825.577,30
                                                  ----    ----------------     ----------   ----------------    --------------

                                                  ----    ----------------     ----------   ----------------    --------------
   TOTAL                                                  2.732.095.426,21     118.077,20   2.731.977.349,01    142.120.999,15
                                                  ====    ================     ==========   ================    ==============


                      STATEMENT OF CHANGES IN FIXED ASSETS

                                                Book value             31.12.97            Depreciation
                                                31.12.1998            31.12.1997              1998
                                              ----------------        -------------       --------------
                                                   EUR                   EUR                  EUR
A. FIXED ASSETS

I.  Intangible fixed assets
1.  Concessions, trademarks, patents
    and similar rights                        2.541.128.697,00                 0,00       134.295.421,85

II.  Tangible fixed assets
1.  Land, buildings and leasehold
      improvements                               10.352.330,00                 0,00           386.894,91
2.  Technical equipment and machinery            28.344.573,00                 0,00         3.278.486,53
3.  Office equipment and
      other fixture                               9.524.755,00                 0,00         4.160.195,86
4.  Construction in progress                        505.994,86                 0,00                 0,00
                                              ----------------        -------------       --------------
                                                 48.727.652,86        60.176.123,00         7.825.577,30
                                              ----------------        -------------       --------------

                                              ----------------        -------------       --------------
   TOTAL                                      2.589.856.349,86        60.176.123,00       142.120.999,15
                                              ================        =============       ==============

tele.ring Telekom Service GmbH & Co KG


                 NOTES TO THE FINANCIAL STATEMENTS
                       AS OF DECEMBER 31, 1998


                       1. GENERAL INFORMATION


According to sec. 221 (1) Austrian Commercial Code tele.ring Telekom Service GmbH & Co KG is regarded as a corporation of small size.

tele.ring Telekom Service GmbH was established pursuant to section 5 Umwandlungsgesetz (UmwG) by the establishment of a partnership with limited liability and simultaneously the transfer of the business of the Company to this limited partnership. The transfer was effected as a transfer of the business with all rights and obligations included as a whole with all assets and liabilities as contained in the balance sheet of 31 December 1997 as outlined in the resolution of the shareholders dated 29 May 1998.

The partners with limited liability hold shares of tele.ring Telekom Service GmbH & Co KG as follows:

          Mannesmann Eurokom (74,8%)     ATS 598.400.000,00
          OBB (12,6%)                    ATS 100.800.000,00
          Verbund (12,6%)                ATS 100.800.000,00

The partner with unlimited liability being tele.ring Telekom Service GmbH holds no stake in the Company but is the only so-called "working partner" of the Company. tele.ring Telekom Service GmbH & Co KG is included in the consolidated financial statements of Mannesmann AG, Dusseldorf.


             2. METHODS OF VALUATION AND PRESENTATION

All methods of accounting and valuation are in accordance with the Austrian Commercial Code (ACC). They remained unchanged in comparison to the previous years.

The structure of the balance sheet and the income statement complies with the requirements of ACC in the version of the EU-GesRAG. The income statement was prepared for the first time in accordance with the cost-of-sales method as stated in section 231 (3) ACC. The figures of the previous year were adjusted accordingly.

Tangible fixed assets are shown at acquisition or production costs and depreciated according to the straight-line method as follows:

tele.ring Telekom Service GmbH & Co KG



    Intangible assets:

    Rights of usage and cable lying rights                    5,0%
    Software                                           25,0-33,33%

    Tangible assets:

    Leasehold improvements                                    5,0%

    Technical equipment and machinery:
    fiber optic cables                                        5,0%
    transmission equipment, access to cables,
    other equipment at sites                                 12,5%


    Office equipment and other fixture
    IT-hardware, vehicles                               20,0-25,0%
    office equipment                                         10,0%


The work in progress refers to fixed-line communication within the period
24.11.1998 to 31.12.1998 that are not invoiced, yet. The item was calculated by dividing up these calls into domestic, international, calls within the own network and other calls and by applying current per-minute-rates.

There was no need for value adjustments of individual accounts receivable. The lump sum value adjustment was calculated at a rate of 4,5% of the receivables.

The investment allowance according to sec. 10 Austrian Income Tax Act 1988 that was made in the financial year 1998 is shown in the item "untaxed reserves".

The provisions for severance payments were calculated according to actuarial principles using the entry age method, an interest rate of 6% and a retirement age of 65 years for men and 60 years for women.

Liabilities are valued at the amount to be repaid.

Liabilities in currencies of member states of the European Monetary Union are valued at fixed exchange rates for the Euro. Liabilities in other currencies were valued either at the exchange rate of the transaction date or the higher exchange rate of the balance sheet date.


                   3. NOTES TO THE BALANCE SHEET


The fixed assets developed as follows in the financial year 1998:

tele.ring Telekom Service GmbH & Co KG
tele.ring Telekom Service GmbH & Co KG

Additions to intangible assets concern mainly rights of usage and cable lying rights in the amount of ATS 2.672,1 million and software in the amount of ATS 3,2 million.

Leasehold improvements refer to investments in third party properties in order to support network operations.

The additions to technical equipment and machinery relate to transmission equipment (ATS 25,5 million) and access to fiber optic network components. Disposals refer to a double book entry at the transfer of fixed assets by May 1, 1998.

The most important additions to office equipment and other fixture were IT-hardware amounting to ATS 8,6 million.

The work in progress (ATS 700.000,00) refers to fixed-line calls within the period 24.11.1998 to 31.12.1998. The first billing will be effected after the preparation of the financial statements 1998.

The accounts receivable from trade amounting to ATS 4.757.460,76 are due within a year. They comprise mainly receivables from leased lines. There was no need for individual value adjustments. A lump sum value adjustment was calculated at a rate of 4,5% of the receivables and deducted directly from the receivables.

The accounts receivable from affiliated companies refers to a supplementary capital contribution by Mannesmann AG, Dusseldorf, that has already been called.

The other receivables and assets amount to ATS 55.113.840,40 and are of short term. The item comprises receivables from supplementary capital contributions by the limited partners OBB and Verbund (ATS 32.256.000,00), and the account with Austrian tax authorities (ATS 25.276.998,40). Lump sum value adjustments (ATS 2.596.987,00) were deducted.

Liquid funds comprise cash in hand (ATS 2.252,10) and cash at banks (ATS 84.693,53).

The share capital was increased from ATS 2,0 million to ATS 800,0 million with the entry of the new limited partner Mannesmann Eurokom.

Capital reserves were entered to cover initial losses by 30.4.1998 in the amount of ATS 27.239.045,90 by the partners OBB and Verbund. After the entry of Mannes-mann Eurokom additional capital reserves were entered by the shareholders at
1.5.1998 and at 22.12.1998 in proportion to their share capital in the total amount of ATS 1.996.449.198,00. At 31.12.1998 capital reserves amounting to ATS 27.239.045,90 were released.

The financial year 1998 closes with a net loss in the amount of ATS 316.158.961,13 (loss of the year: ATS 315.867.264,21)

For additions to fixed assets an investment allowance according to sec 10 AITA 1988 amounting to ATS 3.873.588,00 was made.

tele.ring Telekom Service GmbH & Co KG

The provision for severance payments (ATS 252.258,00) is fully tax-deductible.

The other provisions comprise vacancies not consumed (ATS 2.333.226,00), staff related provisions (ATS 1.426.480,00) and preparation and audit of financial statements (ATS 850.000,00). The provision for refurbishments (ATS 500.000,00) is a long-term item.

Bank loans and overdrafts refer to a current bank account at Osterreichische Verkehrskreditbank AG and is due within short notice.

The accounts payable to affiliated companies totaling ATS 99.094.133,62 are financing liabilities to Mannesmann Anlagenbau Austria AG, Vienna, in an amount of ATS 90.663.353,69 and trade liabilities to several affiliated companies. The partner being in charge of management, tele.ring Telekom Service GmbH, was awarded a liability fee in the amount of ATS 36.000,00.

The other liabilities totaling ATS 64.228.263,63 comprise mainly partner's loans from OBB and Verbund (ATS 61.614.007,68), payroll charges for the month of December (ATS 1.573.537,00) and social security contributions (ATS 769.309,95).

There are no long-term liabilities.

Liabilities not recorded in the balance sheet result from leasing contracts as follows at the balance sheet date:

                                      Instalments         Instalments
                                         1999              1999-2003
                                         ATS                ATS
                                    ------------         ------------
   Leasing of movable assets          660.000,00           660.000,00
   Leasing of immovable assets      5.699.734,00         7.855.572,00

tele.ring Telekom Service GmbH & Co KG

                 4. NOTES TO THE INCOME STATEMENT


The income statement was prepared in accordance with the cost-of-sales method.

Sales breakdown in the financial year 1998:


    Leased lines                               ATS    5.841.157,04
    Deferred income                            ATS      700.000,00
                                               -------------------
                                               ATS    6.541.157,04


Expenses for material and services received amount to ATS 21.162.925,00 in the financial year 1998.


The expenses for personnel for the financial year comprise:

                                                      ATS
                                                      ---
    Salaries                                      10.834.252,39
    Expenses for severance payments                  244.690,00
    Expenses for pensions                            374.198,72
    Expenses for statutory social security and
      payroll related taxes and contributions      2.268.783,25
    Other social expenses                            969,117,82
                                                  -------------
                                                  14.691.042,18



The expenses for severance payments do not include the interest on the provisions amounting to ATS 7.568,00, which is part of the interest expenses.

The other operating income includes income from the reversal of provisions (ATS 76.700,00) and currency exchange gains (ATS 54.180,30).

The other operating expenses comprise mainly charges (Capital transfer tax, ATS 27.060.820,83), allocations to lump sum value adjustments of receivables (ATS 2.821.161,00), cost of financial statement and audit (ATS.957.600,00) and cost of refurbishment (ATS 500.000,00).

Interest expenses amount to ATS 3.059.969,75 in the financial year 1998 and include interest to affiliated companies in the amount of ATS 663.353,69.

Taxes on income (ATS 4.483,00) are related to repayments of corporate income taxes in 1997.

The allocation to the untaxed reserves (ATS 3.873.588,00) reduced the basis for corporate income tax by the same amount.

tele.ring Telekom Service GmbH & Co KG

           5. INFORMATION ON MANAGEMENT AND PERSONNEL

During the financial year 1998 all the employees were salaried employees. On the average of the financial year 26 people were employed.

The expenses for severance payments and for pensions to any managing director (active or retired) and to the senior employees pursuant to Section 80 (1) Act for Public Companies amount to ATS 428.738,72. The expenses for all the other employees total ATS 190.150,00.

The salaries of the managing directors including cost charged by OBB and Verbund amount to ATS 4.604.426,24 in the financial year 1998.

The company is represented by the managing directors of tele.ring Telekom Service GmbH. As managing director of the limited partner were appointed:

          Christoph Boelling, Vienna (since 11 August 1998)
          Bernd-Harald Vollnhofer, Vienna (since 11 August 1998)
          Mag. Ernst Strommer, Vienna (until 11 August 1998)
          Dr. Gunther Rabensteiner, Vienna (until 11 August 1998).



Vienna, 29 January, 1999



           Christoph Boelling                  Bernd-Harald Vollnhofer



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                                  AUDIT OPINION
                  PURSUANT TO SEC. 274 AUSTRIAN COMMERCIAL CODE


                In summary the result of our audit was:

                The bookkeeping and accounting for individual assets and liabilities as of 31 December 1998 were made in accordance with legal requirements. The balance sheet and the profit and loss statement were prepared in accordance with sections. 224 and 231 ACC. Management of the company had declared in a representation letter that in the balance sheet as of 31 December 1998 all assets and all known liabilities are completely included and that the assets of the company are not subject to any encumbrances or rights of third parties.

                We did not find any facts which endanger the continued existence of the company or its development or severe breaches of law or of the articles of association by company executives (section 273 sec. 2 ACC).

                There is not a need for restructuring pursuant to the regulations of URG.

                Therefore, the German text of the annual financial statements as of 31 December 1998 received our unqualified opinion pursuant to section 274 ACC as follows:

                          According to our due audit, the accounting and annual financial statements comply with legal regulations. The annual financial statements give a true and fair view of the assets, financial and earnings position of the company in conformity with Generally Accepted Accounting Principles.

                Vienna, 2 February 1999

                            JONASCH - PLATZER - GRANT THORNTON
                          Wirtschaftsprufungs- und Steuerberatungs-GmbH
                            Member Firm of Grant Thornton International




                                     Univ.-Doz. Dr. Walter Platzer
                            Chartered Accountant and Certified Tax Consultant